As filed with the Securities and Exchange Commission on November 16, 2001.
                                                            File No. 333-71994

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

                        Pre-Effective Amendment No. 1   [X]
                     Post-Effective Amendment No. _____ [ ]

                                 INVESTEC FUNDS
                   (Formerly Guinness Flight Investment Funds)
           (Exact name of Registrant as Specified in Trust Instrument)

                        1055 Washington Blvd., 3rd Floor
                           Stamford, Connecticut 06901
               ___________________________________________________
               (Address of Principal Executive Office) (Zip Code)
                                 (800) 362-5365
                        (Area Code and Telephone Number)

                           Susan Penry-Williams, Esq.
                       Kramer Levin Naftalis & Frankel LLP
                                919 Third Avenue
                            New York, New York 10022
                      ____________________________________
                     (Name and Address of Agent for Service)
                                     Copy to

                              Mr. Royce N. Brennen
                                 Investec Funds
                        1055 Washington Blvd., 3rd Floor
                           Stamford, Connecticut 06901

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered:  Shares of Beneficial Interest.

No Filing Fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

Registrant proposes that the filing become effective, pursuant to Rule 488 under the Securities Act of 1933, as amended.

               PRELIMINARY PROXY MATERIALS FOR THE INFORMATION
                   OF THE SECURITIES AND EXCHANGE COMMISSION


                                 INVESTEC FUNDS
                         Investec Asia New Economy Fund


                                  800-915-6565

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

      The Investec Funds (the "Trust") will host a special meeting of shareholders of the Investec Asia New Economy Fund (the "Fund") on December 27, 2001, at 3:00 p.m. Eastern Time (the "Meeting"). The Meeting will be held at the Fund's offices, located at 1055 Washington Blvd., 3rd Floor, Stamford, Connecticut. At the Meeting, shareholders will be asked to consider and act upon the following proposal:


            To reorganize the Fund into the Investec Asia Small Cap Fund; and

            To transact such other business as may properly come before the Meeting or any adjournments thereof.



November __, 2001

                                    By Order of the Board of Trustees,



                                    Eric M. Banhazl
                                    Secretary

                                 Investec Funds
                        1055 Washington Blvd., 3rd Floor
                           Stamford, Connecticut 06901

Dear Shareholder,

            Enclosed is a Proxy Statement seeking your approval of a proposed merger of Investec Asia New Economy ("Asia New Economy Fund") into Investec Asia Small Cap Fund ("Asia Small Cap Fund"). Investec Asset Management U.S. Limited ("Investec") is the investment adviser for the Investec Funds and will remain the investment adviser of the Asia Small Cap Fund after the merger.

            We are recommending the merger of the two funds because the investment objectives of the Asia New Economy Fund and the Asia Small Cap Fund are similar and the two funds employ similar investment policies to achieve their investment objectives. Additionally, as discussed in the accompanying document, Asia New Economy Fund's asset base is decreasing and Asia Small Cap Fund's ratio of expenses to net assets is lower than that of the Asia New Economy Fund. The combined assets of the two Funds should provide a more stable asset base for management because daily purchases and redemptions of shares should have a less significant impact on the size of the combined Funds. The accompanying document describes the proposed transaction and compares the investment policies, operating expenses and performance history of the Asia Small Cap Fund and the Asia New Economy Fund. You should review the accompanying materials carefully.

            Remember, your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your signed proxy card after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications Inc. ("GS"), reminding you to vote your shares. Proxies may be voted by telephone by called GS at 888-889-2580 between the hours of 9:00 a.m. and 11 p.m. (EST) Monday-Friday or Saturday between the hours of 12:00 p.m. and 6:00 p.m. (EST). If you prefer, you can fax the proxy card to GS, Attn: Proxy Department, at 800-733-1885. We encourage you to vote by telephone or through the Internet (please refer to your proxy card for the appropriate website) in order to expedite the process. Whichever voting method you choose, please read the full text of the Proxy Statement before you vote.

            If you have any questions regarding the shareholder meeting, please feel free to call our proxy solicitors, GS, at 888-889-2580 who will be pleased to assist you.

IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

Sincerely,

Royce N. Brennan
      President

               PRELIMINARY PROXY MATERIALS FOR THE INFORMATION
                   OF THE SECURITIES AND EXCHANGE COMMISSION


                             YOUR VOTE IS IMPORTANT!

 ------------------------------------------------------------------------------
    YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY PHONE (Toll-Free), OR BY FAX. JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED PROXY CARD.
 ------------------------------------------------------------------------------

                                 INVESTEC FUNDS
                         Investec Asia New Economy Fund


                         SPECIAL MEETING OF SHAREHOLDERS
                                December 27, 2001
          ____________________________________________________________

                                 INVESTEC FUNDS
                        1055 Washington Blvd., 3rd Floor
                           Stamford, Connecticut 06901

                     COMBINED PROXY STATEMENT AND PROSPECTUS
                             DATED NOVEMBER __, 2001

                                  INTRODUCTION
                                  ------------

      This Combined Proxy Statement and Prospectus is being provided for a special meeting of shareholders of the Investec Asia New Economy Fund (the "Fund") to be held on December 27, 2001 (the "Meeting"). We have divided the Combined Proxy Statement and Prospectus into five parts:

      Part 1 -- An Overview

      Part 2 -- Proposal to Reorganize the Fund

      Part 3 -- More on Proxy Voting and Meeting of Shareholders

      Part 4 -- Fund Information

      Part 5 -- Form of Agreement and Plan of Reorganization and Liquidation

      Please read the entire Proxy Statement before voting. If you have any questions about the Meeting, please feel free to call Georgeson Shareholder Communications Inc. at 1-888-889-2580.

      This Combined Proxy Statement and Prospectus was first mailed to shareholders the week of November 26, 2001. It contains information about certain of the Investec Funds that you should know. Please keep it for future reference. A Statement of Additional Information and a Prospectus dated April 26, 2001, and an Annual Report and Semi Annual Report dated

December 31, 2000 and June 30, 2001, respectively, are incorporated by reference and can be obtained free of charge by calling us at 800-915-6565.

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS COMBINED PROXY STATEMENT AND PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

      Investec Funds is required by federal law to file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains information about the Investec Funds. Any such reports, proxy material and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov, at prescribed rates. You may call the SEC at (202) 942-8090 for information on the operation of the Public Reference Room.

PART 1 -  AN OVERVIEW........................................................1

PART 2 -  PROPOSAL TO REORGANIZATION THE FUND................................1

      Introduction...........................................................1

      How the Reorganization Works...........................................1

      How the Fees of the Investec Asia New Economy Fund Compare
            to the Fees of the Investec Asia Small Cap Fund..................2

      Information about the Reorganization...................................4

      Why We Want to Reorganize the Investec Asia New Economy Fund..........15

      Considerations by the Board of Trustees...............................15

      How your Fund compares to the Investec Asia Small Cap Fund.............4

            Comparison of Investment Objectives..............................4

            Comparison of Principal Investment Risks.........................7

            Comparison of Potential Risks and Rewards/Performance............8

            Comparison of Operations.........................................9

      Investment Advisory Agreement..........................................9

      Administration Agreement, Distribution Agreement and
            Distribution Plans..............................................10

      Transfer Agent and Custodian..........................................10

      Dividends and Other Distributions.....................................10

      Purchase, Redemption and Exchange Procedures..........................11

      Exchange and Redemption Rights........................................11

      Trustees..............................................................11

      Comparison of Shareholder Rights......................................11

      Capitalization of the Funds...........................................12

      Required Vote.........................................................12

      Board Recommendation..................................................16

PART 3 -  MORE ON PROXY VOTING AND MEETING OF SHAREHOLDERS..................16

PART 4 -  FUND INFORMATION..................................................18

PART 5 -  FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION......19

      PART 1 - AN OVERVIEW

      The Board of Trustees of the Investec Funds (the "Trust") has sent you this Combined Proxy Statement and Prospectus to ask for your vote on a proposal to reorganize your Fund into the Investec Asia Small Cap Fund. Your Fund has scheduled a shareholder meeting for December 27, 2001 to consider the proposal.

      PART 2 - PROPOSAL TO REORGANIZE THE FUND

            Introduction

      The Board of Trustees of the Trust, on behalf of your Fund and the Investec Asia Small Cap Fund, both of which are series of the Trust, has approved an Agreement and Plan of Reorganization and Liquidation under which your Fund would be reorganized into the Investec Asia Small Cap Fund. In this Combined Proxy Statement and Prospectus, we refer to the Agreement and Plan of Reorganization and Liquidation as the "Plan of Reorganization," and to the transactions described in the Plan of Reorganization as the "reorganization."

      The primary purpose of the reorganization is to provide a more stable base for management of your Fund because daily purchases and redemptions of shares should have a less significant impact on the size of the combined fund. This may grant a wider range of choices among permitted investments than are currently available to your Fund whose policy is to invest at least 85% of its assets in securities issued by new economy companies. In addition, although expenses are expected to rise immediately after the reorganization, the larger asset base following the reorganization may help your Fund achieve economies of scale, thereby reducing its expenses as a percentage of net assets.

      To adopt the Plan of Reorganization, we need shareholder approval.

      The next few pages of this Combined Proxy Statement and Prospectus discuss some of the details of the proposed reorganization and how it will affect your Fund and you.

            How the Reorganization Works

      If you approve the proposal discussed in this Combined Proxy Statement and Prospectus, your Fund would reorganize into the Investec Asia Small Cap Fund. The reorganization would work as follows:

o If you approve the Plan of Reorganization, your Fund would transfer substantially all of its assets and liabilities to the Investec Asia Small Cap Fund, in exchange for shares of the Investec Asia Small Cap Fund.

o Your Fund would distribute to you the Investec Asia Small Cap Fund shares it receives. The dollar value of the Investec Asia Small Cap Fund shares would be the same as the dollar value of your Fund shares.

o The reorganization is expected to qualify as a tax-free reorganization under the Internal Revenue Code (the "Code"). If the reorganization qualifies as such, you and your Fund will not recognize gain or loss solely as a result of the reorganization.

o You would become a shareholder of the Investec Asia Small Cap Fund. Your Fund would then cease operations.

      Your Fund and the Investec Asia Small Cap Fund have the same team of portfolio managers. The investment objective of your Fund is long-term capital appreciation. At present, the Asia Small Cap Fund invests primarily in equity securities of smaller capitalization issuers (market value of less than U.S. $1 billion). To enable the Asia Small Cap Fund to place a greater emphasis on investments in equity securities of companies of any size market value which are traded on the Asian markets or that derive a substantial portion of their revenue from business activities in Asia but which are traded elsewhere, the Board of Trustees of the Trust approved and voted to recommend that shareholders of the Asia Small Cap Fund approve a change in the Funds investment objective. Subject to approval of the proposed change of investment objective, the Asia Small Cap Fund's name will be changed to "Investec Asia Focus Fund". It is anticipated that before year end, shareholders of the Asia Small Cap Fund will receive a proxy statement requesting their vote on the proposed amendment to its investment objective. See "How Your Fund Compares to the Investec Asia Small Cap Fund" for summary comparisons charts showing investment objectives, investment policies and investment strategies of the Investec Asia New Economy Fund, the Investec Asia Small Cap Fund and, assuming shareholders of the Asia Small Cap Fund approve an amendment to its investment objective, the Investec Asia Focus Fund. Investec Asset Management U.S. Limited (the "Adviser") currently serves as the investment adviser of each Fund.

            How the Fees of the Investec Asia New Economy Fund Compare to the Fees of the Investec Asia Small Cap Fund

      Both your Fund and the Investec Asia Small Cap Fund, like all mutual funds, incur certain expenses in their operations. These expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison and distribution services, and other activities. The following table describes the fees and expenses you may pay if you invest in your Fund or the Investec Asia Small Cap Fund. The table also shows the expected expenses of the Investec Asia Small Cap Fund after the reorganization. The Funds' annual expenses may be more or less than the amounts shown below.

                                 Investec    Investec
                                 Asia New      Asia
                                  Economy    Small Cap  Combined
                                   Fund        Fund     Pro Forma

Shareholder Transaction
Expenses (paid directly from
your investment)
Maximum Sales Charge Imposed
on Purchases (as a percentage
of offering price)                 None        None       None
Sales Charge Imposed on
Reinvested Dividends               None        None       None
Deferred Sales Charge              None        None       None
Redemption Fees/Exchange Fees(1)   1.00%      1.00%       1.00%
Maximum Account Fee                None        None       None
Annual Fund Operating Expenses
(as a percentage of average
daily net assets)

Management Fees                   1.00%     1.00%         1.00%
Distribution (Rule 12b-1) Fees    0.00%     0.00%         0.00%
Other Expenses                    2.50%     1.67%         1.68%
Total Annual Fund Operating
Expenses2                         3.50%     2.67%         2.68%
Expenses Reimbursed to the Fund   1.52%     0.69%         0.70%
Net Annual Fund Operating
Expenses (expenses actually
incurred by the Fund)(2)          1.98%     1.98%         1.98%

(1) You will be charged a 1% fee if you redeem or exchange shares of either Fund within 30 days of purchase. There is a $10 fee for redemptions by wire.

(2) The Fund's Adviser is contractually obligated to cap each Fund's Total Annual Fund Operating Expenses at 1.98% at least through June 30, 2002.

      Example. This Example is intended to help you compare the cost of investing in the Investec Asia New Economy Fund with the cost of investing in the Investec Asia Small Cap Fund.

      The Example assumes that you invest $10,000 in either of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Investec Asia New Economy Fund*                 $201     $933   $1,687  $3,674
--------------------------------------------------------------------------------
Investec Asia Small Cap Fund*                   $201     $764   $1,354  $2,952
--------------------------------------------------------------------------------
Combined Pro Forma*                             $201     $766   $1,358  $2,961
--------------------------------------------------------------------------------

* Your costs of investing in the Fund for 1 year reflect the amount you would pay after the Adviser reimburses the Fund for some or all of the other expenses. Your costs of investing in the Fund for 3, 5 and 10 years reflect the amount you would pay if the Adviser did not reimburse the Fund for some or all of the other expenses. If the Adviser continues to cap the Fund's expenses for 3, 5 or 10 years as the Advisor did for the first year, your actual costs for those periods would be lower than the amounts shown. The Advisor is currently under no obligation to cap expenses for any period beyond June 30, 2002.

            How your Fund Compares to the Investec Asia Small Cap Fund.

      For complete information about your Fund, or the Investec Asia Small Cap Fund, please refer to your copy of the Investec Funds' combined prospectus dated April 26, 2001. You also can call us at 800-915-6565 for a free copy of the combined prospectus. The information contained in your Fund's prospectus is incorporated by reference into this Combined Proxy Statement and Prospectus.

            Comparison of Investment Objectives. The following table compares the investment objective of your Fund with the current investment objective of the Investec Asia Small Cap Fund, and with the investment objective of the Investec Asia Focus Fund, assuming that shareholders of the Asia Small Cap Fund vote to approve a proposed change of fundamental investment objective.

--------------------------------------------------------------------------------
                                                       Investec Asia Small Cap
                                                       Fund Pro Forma:
                                                       Assuming change of name
                                                       to Investec Asia Focus
Investec Asia New Economy   Investec Asia Small Cap    Fund and change of
Fund                        Fund:  Current             investment objective
--------------------------------------------------------------------------------
Long-term capital           Long-term capital          Long-term capital
appreciation.               appreciation primarily     appreciation
                            through investments in
                            equity securities of
                            smaller capitalization
                            issuers that are located
                            in Asia.
--------------------------------------------------------------------------------

            Comparison of Investment Policies and Strategies. Your Fund and the Investec Asia Small Cap Fund differ primarily in the investment strategies that they employ to achieve their respective goals. For example, your Fund limits its investments to securities issued by "new economy" companies that are traded primarily on the Asian stock markets, whereas the Investec Asia Small Cap Fund invests primarily in securities issued by "small cap" companies that are traded on the Asian markets. Furthermore, assuming that the change of investment objective is approved by shareholders of the Investec Asia Small Cap Fund, the investments of the renamed fund (Investec Asia Focus Fund) will not be limited to "new economy" or "small cap" companies. Rather, the Investec Asia Focus Fund will invest at least 65% of its assets in equity securities of Asian companies of all types. The following table highlights in more detail the differences between the principal investment policies and strategies of your Fund with the current principal investment policies and strategies of the Investec Asia Small Cap Fund, and the proposed principal investment policies and strategies of the Investec Asia Focus Fund.

-------------------------------------------------------------------------------
                                                   Investec Asia Small Cap
                                                   Fund Pro Forma:  Assuming
                                                   change of name to Investec
Investec Asia New    Investec Asia Small Cap       Asia Focus Fund and change
Economy Fund         Fund:  Current                of investment objective
-------------------------------------------------------------------------------

The Fund intends to  The Investec Asia Small Cap   The Investec Asia Focus
invest at least 85%  Fund intends to invest at     Fund intends to invest at
of its total assets  least 65% of its total        least 65% of its total
in securities        assets in securities issued   assets in equities of
issued by New        by "small cap" companies      Asian companies.  The
Economy companies    that are traded on the Asian  Fund considers an issuer
that are traded      markets.                      of securities to be an
primarily on the                                   Asian Company if:  (i) it
Asian stock markets. A small cap company for       is organized under the
                     purposes of this Fund is a    laws of a country in Asia
The New Economy      company that has a market     and has a principal
consists of those    value of less than U.S. $1    office in a country in
companies that use   billion.                      Asia (ii) it derives a
communications                                     significant portion
technology to        Under normal market           (i.e., 50% or more) of
create global        conditions, the Investec      its total revenues from
competition.         Asia Small Cap Fund will      business in Asia; or
                     invest in at least four       (iii) its equity
Under normal market  different countries. These    securities are traded
conditions, the      countries include, but are    principally on a stock
Fund will invest in  not limited to:               exchange in Asia or in an
at least four                                      over-the-counter market
different               o Mainland China, Hong     in Asia.
countries. These     Kong, Taiwan and South Korea
countries include,   in Northeast Asia;            Under normal market
but are not limited                                conditions, the Investec
to:                     o Singapore, Thailand,     Asia Focus Fund will
                     Malaysia, Indonesia, Vietnam  invest in at least four
   o Mainland        and the Philippines in        different countries.
     China, Hong     Southeast Asia; and           These countries include,
     Kong, Taiwan                                  but are not limited to:
     and South          o India, Pakistan,
     Korea in        Bangladesh and Sri Lanka in      o Mainland China, Hong
     Northeast Asia; South Asia.                        Kong, Taiwan and
                                                        South Korea in
   o Singapore,      When current market,               Northeast Asia;
     Thailand,       economic, political or other
     Malaysia,       conditions are unsuitable        o Singapore, Thailand,
     Indonesia,      for the Investec Asia Small        Malaysia, Indonesia,
     Vietnam and     Cap Fund's investment              Vietnam and the
     the             objective, the Investec Asia       Philippines in
     Philippines in  Small Cap Fund may                 Southeast Asia; and
     Southeast       temporarily invest up to
     Asia; and       100% of its assets in cash,      o India,       Pakistan,
                     cash equivalents or high           Bangladesh,

-------------------------------------------------------------------------------
                                                   Investec Asia Small Cap
                                                   Fund Pro Forma:  Assuming
                                                   change of name to Investec
Investec Asia New    Investec Asia Small Cap       Asia Focus Fund and change
Economy Fund         Fund:  Current                of investment objective
-------------------------------------------------------------------------------

   o India,          quality short-term money           Sri     Lanka,     New
     Pakistan,       market instruments. However,       Zealand in South Asia.
     Bangladesh and  the Fund will not engage in
     Sri Lanka in    market timing. The            Under normal market
     South Asia.     philosophy of the Fund is to  conditions, the Fund
                     remain invested.              intends to invest in
Under normal market                                approximately 35 to 40
conditions, the                                    stocks. The Fund manager
Fund intends to                                    will invest primarily in
invest in                                          medium to large market
approximately 35 to                                capitalization companies
40 stocks. The Fund                                (companies with market
manager will invest                                capitalizations greater
primarily in medium                                than $1 billion).
to large market
capitalization                                     When current market,
companies                                          economic, political or
(companies with                                    other conditions are
market                                             unsuitable for the
capitalizations                                    Investec Asia Focus Fund's
greater than $1                                    investment objective, the
billion) but may                                   Investec Asia Focus Fund
from time to time                                  may temporarily invest up
invest in smaller                                  to 100% of its assets in
capitalization                                     cash, cash equivalents or
issues (companies                                  high quality short-term
with market                                        money market instruments.
capitalization less                                However, the Fund will not
than $1 billion).                                  engage in market timing.
                                                   The philosophy of the Fund
When current                                       is to remain invested.

-------------------------------------------------------------------------------
                                                   Investec Asia Small Cap
                                                   Fund Pro Forma:  Assuming
                                                   change of name to Investec
Investec Asia New    Investec Asia Small Cap       Asia Focus Fund and change
Economy Fund         Fund:  Current                of investment objective
-------------------------------------------------------------------------------

market, economic,
political or other
conditions are
unsuitable for the
Fund's investment
objective, the Fund
may temporarily
invest up to 100%
of its assets in
cash, cash
equivalents or high
quality short-term
money market
instruments. To the
extent that the
Fund is invested in
cash, cash
equivalents or high
quality short-term
money market
instruments for
defensive purposes,
the Fund's
investment
objective may not
be achieved. When
investing for
temporary defensive
purposes, the Fund
will not engage in
market timing. The
philosophy of the
Fund is to remain
invested.

-------------------------------------------------------------------------------

            Comparison of Principal Investment Risks. The Funds are all subject to the risks common to all mutual funds that invest in equity securities. However, each Fund's risks differ based on the types of equity securities in which it invests. The following table highlights in more detail the differences between the principal investment risks of investing in your Fund, the principal investment risks of investing in the Investec Asia Small Cap Fund, and the principal investment risks of investing in the Investec Asia Focus Fund, assuming the shareholders of the Asia Small Cap Fund approve a proposed change of fundamental investment objective.

--------------------------------------------------------------------------------
                                                      Investec Asia Small Cap
                                                      Fund Pro Forma:  Assuming
                                                      change of name to
                                                      Investec Asia Focus Fund
Investec Asia New Economy   Investec Asia Small Cap   and change of investment
Fund                        Fund                      objective
--------------------------------------------------------------------------------
You may lose money if any   You may lose money by     You may lose money if any
of the following occurs:    investing in this Fund         of the following
                            if any of the following        occurs:

--------------------------------------------------------------------------------
                                                      Investec Asia Small Cap
                                                      Fund Pro Forma:  Assuming
                                                      change of name to
                                                      Investec Asia Focus Fund
Investec Asia New Economy   Investec Asia Small Cap   and change of investment
Fund                        Fund                      objective
--------------------------------------------------------------------------------

   o the Asian stock        occur:
     markets decline in                                     o  the Asian stock
     value;                    o the Asian stock           markets decline in
                                 markets decline in        value;
   o Asian New Economy           value,
     stocks fall out of                                  o a stock or stocks in
     favor with investors;     o Asian small cap           the Fund's portfolio
                                 stocks fall out of        do not perform well;
   o the value of Asian          favor with
     currencies declines         investors;              o the value of Asian
     relative to the U.S.                                  currencies declines
     dollar;                   o small cap stocks          relative to the U.S.
                                 are more difficult        dollar;
   o a foreign government        to sell during a
     expropriates the            down market due to      o a foreign government
     Fund's assets;              lower liquidity;          expropriates the
                                                           Fund's assets; or
   o political, social or      o a stock or stocks
     economic instability        in the Fund's           o political, social or
     in Asia causes the          portfolio do not          economic instability
     value of the Fund's         perform well;             in Asia causes the
     investments to                                        value of the Fund's
     decline; or               o the value of Asian        investments to
                                 currencies declines       decline.
   o the Fund manager's          relative to the
     investment strategy         U.S. dollar;
     does not achieve the
     Fund's objective or       o a foreign
     the manager does not        government
     implement the               expropriates the
     strategy properly.          Fund's assets; or

                               o political, social
                                 or economic
                                 instability in Asia
                                 causes the value of
                                 the Fund's
                                 investments to
                                 decline.
--------------------------------------------------------------------------------

            Comparison of Potential Risks and Rewards/Performance. Both Funds have their own risks and potential rewards. The charts and tables below compare the potential risks and rewards of investing in each Fund.

      The bar charts shown below provide an indication of the risks of investing in each Fund by showing changes in each Fund's performance for various time periods ending December 31. The figures shown in the bar charts and tables assume reinvestment of dividends.

      Keep in mind that past performance does not indicate future results.

      Investec Asia New Economy Fund*

      2000:  -38.58%
      1999:   61.16%
      1998:  -11.78%
      1997:   -37.68%

      * Formerly known as the Guinness Flight Asia Blue Chip Fund.

      During the period shown in the bar chart, the highest return for a quarter was 35.67% (quarter ending December 31, 1999) and the lowest return for a quarter was -26.75% (quarter ending June 30, 1998).

      Investec Asia Small Cap Fund

      2000:  -45.74%
      1999:   42.43%
      1998:  -30.83%
      1997:  -30.77%

      During the period shown in the bar chart, the highest return for a quarter was 40.59% (quarter ending June 30, 1999) and the lowest return for a quarter was -37.39% (quarter ending December 31, 1997).

      The average annual total returns for the two Funds for the periods ended December 31, 2000 are as follows:

----------------------------------------------------------------------
                                              Past One      Since
Average Annual Total Returns                    Year      inception
----------------------------------------------------------------------
Investec Asia New Economy Fund                 -38.58%    -11.49%*
----------------------------------------------------------------------
Investec Asia Small Cap Fund                   -45.74%    -16.99%*
----------------------------------------------------------------------
*Average annual total return since inception, April 29, 1996.

                  Comparison of Operations.

            Investment Advisory Agreement

      Investec Asset Management U.S. Limited (the "Adviser") is the investment adviser for both of the Funds. The Adviser supervises all aspects of each Fund's operations and advises the Funds, subject to oversight by the Funds' Board of Trustees. For providing these services, each Fund pays the Adviser an annual 1% advisory fee. The Adviser's primary offices are located in the U.K., South Africa, Guernsey, Hong Kong, and the U.S. The U.S. office is located at 1055

Washington Blvd., 3rd Floor Stamford, CT 06901. The Advisers' main office is located in London, England at 2 Gresham Street, London EC2V 7QP. The Hong Kong office is located at 2106-2108 Jardine House, One Connaught Place, Central, Hong Kong. The current Advisory Agreement was approved on behalf of each Fund by the Board of Trustees on June 3, 1998 and by the shareholders of the Funds on August 25, 1998 at a shareholder meeting called for that purpose.

            Administration Agreement, Distribution Agreement and Distribution
            Plan

      The Trust has entered into separate Administration and Distribution Agreements with respect to the Funds with Investment Company Administration, L.L.C. ("Administrator") and Quasar Distributors, LLC ("Distributor"), respectively.

      For its services to the Funds, the Administrator receives a monthly fee equal to, on an annual basis, 0.25% of each Funds' average daily net assets, subject to a $40,000 annual minimum for the Investec Asia New Economy Fund and for the Investec Asia Small Cap Fund.

      Under the Distribution Agreement, the Distributor uses all reasonable efforts, consistent with its other business, to secure purchases for the Funds' shares and pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of the Funds for sale to the public. It is understood that the Administrator may reimburse the Distributor for these expenses from any source available to it, including the administration fee paid to the Administrator by the Funds.

      The Funds will not make separate payments as a result of the Distribution Plan to the Adviser, the Administrator, Distributor or any other party, it being recognized that the Funds presently pay, and will continue to pay, an investment advisory fee to the Adviser and an administration fee to the Administrator. To the extent that any payments made by the Funds to the Adviser or the Administrator, including payment of fees under the Investment Advisory Agreement or the Administration Agreement, respectively, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Funds within the context of rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), then such payments shall be deemed to be authorized by the Plan. The Distribution Plan and related agreements were approved by the Board of Trustees including all of the "Qualified Trustees" (Trustees who are not "interested" persons of the Funds, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Plan or any related agreement).

            Transfer Agent and Custodian

      Transfer Agent. State Street Bank and Trust Company is the Transfer Agent for the Funds. The Transfer Agent provides record keeping and shareholder services. State Street is located at P.O. Box 1912, Boston, MA 02105.

      Custodian. Investors Bank and Trust Company is the custodian for the Funds. The custodian holds the securities, cash and other assets of the Funds. Investors Bank and Trust is located at 200 Claredon Street, Boston, MA 02116.

            Dividends and Other Distributions

      The dividend and distribution arrangements for both your Fund and the Investec Asia Small Cap Fund are the same. Both Funds distribute all or most of their net investment income and net capital gains to shareholders. Dividends (investment income) for the Funds are normally declared and paid semi-annually, in June and December. Net capital gains for the Funds are normally distributed in June and December. When calculating the amount of capital gain for a Fund, the Fund can offset any capital gain with net capital loss (which may be carried forward from a previous year).

      Your dividends and/or capital gains distributions will be automatically reinvested on the ex-dividend date when there is a distribution, unless you elect otherwise, so that you will be buying more of both full and fractional shares of the Fund. You will be buying those new shares at the NAV per share on the ex-dividend date. You may choose to have dividends and capital gains distributions paid to you in cash. You may also choose to reinvest dividends and capital gains distributions in shares of another Investec Fund. You may authorize either of these options by calling the Transfer Agent at (800) 915-6565 and requesting an optional shareholder services form. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares.

            Purchase, Redemption and Exchange Procedures

      The purchase, redemption and exchange procedures for both your Fund and the Investec Asia Small Cap Fund are the same. The Transfer Agent is open from 8 a.m. to 6 p.m. Eastern Time for purchase, redemption and exchange orders. Shares will be purchased, exchanged and redeemed at NAV per share. For trades in the Investec Asia New Economy Fund and the Investec Asia Small Cap Fund the cut-off time is 9:30 a.m. Eastern Time, meaning that purchase, exchange and redemption orders must be received by that time to be processed that day. The phone number you should call for account transaction requests is (800) 915-6565.

            Exchange and Redemption Rights

      The exchange and redemption rights for both your Fund and the Investec Asia Small Cap Fund are the same. You may exchange or redeem shares by mail or telephone. When you exchange shares, you sell shares of one Investec Fund and buy shares of another Fund. You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange or redeem through a broker, the broker may charge you a transaction fee. If you purchased your shares by check, you may not receive your redemption proceeds until the check has cleared, which may take up to 15 calendar days.

            Trustees

      The Board of Trustees of the Trust is responsible for the management of both Funds.

            Comparison of Shareholder Rights. As series of the Trust, both Funds' shareholders have the same rights, including, but not limited to, par value, preemptive rights, preference and appraisal rights.

            Capitalization of the Funds. The table below show existing capitalization as of September 30, 2001, as well as pro forma capitalization as of the same date, which reflects the impact of any corporate actions, including accounting adjustments, required to facilitate the reorganization. For these reasons, the total pro forma combined Total Net Assets may differ from the combined net assets of the Funds prior to the reorganization.

  ------------------------------------------------------------------------------
                                                         Shares
                                      Total Net       Outstanding
                                    Assets (000)         (000)          NAV
  ------------------------------------------------------------------------------
  Investec Asia New Economy Fund       $2,959                 628      $4.71
  ------------------------------------------------------------------------------
  Investec Asia Small Cap Fund        $11,007               2,442      $4.51
  ------------------------------------------------------------------------------
  Combined Pro Forma                   $9,281               2,058      $4.51
  ------------------------------------------------------------------------------

            Information about the Reorganization

      This section describes some information you should know about the reorganization.

      Description of transaction. The Plan of Reorganization provides that your Fund will transfer substantially all of its assets to the Investec Asia Small Cap Fund in exchange for shares of the Investec Asia Small Cap Fund in the same proportion as the shares of your Fund. The Investec Asia Small Cap Fund will also assume substantially all of your Fund's liabilities. After this transaction, the Investec Asia New Economy Fund will give you shares of the Investec Asia Small Cap Fund (the "Closing"). The dollar value of the shares you receive will be equal to the dollar value of the Fund shares you owned at the end of business on the day of the Closing. You will not pay a sales charge or any other fee as part of this transaction.

      Please see the Plan of Reorganization for a more detailed description of the reorganization. You can find the Plan of Reorganization in Part 5 of this Combined Proxy Statement and Prospectus.

      Tax Consequences of the Reorganization. The following discussion addresses certain material United States federal income tax consequences of the reorganization. It is based on current tax law, which may be changed by legislative, judicial, or administrative action, possibly with retroactive effect. No attempt has been made to present a complete discussion of the federal tax consequences to the Funds or their shareholders, and this discussion does not address any state, local or foreign tax consequences. The discussion relates to United States persons who hold shares of your Fund as capital assets (as defined in section 1221 of the Code). Special tax considerations may apply to certain types of investors subject to special treatment under the tax law. Accordingly, you are urged to consult your tax adviser with specific reference to your own tax circumstances.

      As a condition to the closing of the reorganization, both your Fund and the Asia Small Cap Fund must receive an opinion of counsel, on the basis of the representations set forth or referred to in such opinion, describing the material federal income tax consequences of the reorganization (the "Tax Opinion"). The Funds anticipate that the Tax Opinion will provide that, although the federal income tax consequences of the reorganization are not free from doubt, the reorganization should constitute a "reorganization" as such term is defined in section 368(a)(1) of the Code (a "tax-free reorganization"). If the reorganization qualifies as a tax-free reorganization, then:

      o No gain or loss should be recognized by your Fund on the transfer to the Asia Small Cap Fund of its assets in exchange solely for shares of the Asia Small Cap Fund and the Asia Small Cap Fund's assumption of your Fund's liabilities or on the subsequent distribution of shares of the Asia Small Cap Fund to you in liquidation of your Fund;

      o No gain or loss should be recognized by the Asia Small Cap Fund on its receipt of your Fund's assets in exchange solely for shares of the Asia Small Cap Fund and the Asia Small Cap Fund's assumption of your Fund's liabilities;

      o The Asia Small Cap Fund's adjusted tax basis in the assets acquired from your Fund should be equal to the basis thereof in your Fund's hands immediately before the reorganization, and the Asia Small Cap Fund's holding period for the assets acquired from your Fund will include your Fund's holding period therefor;

      o You should recognize no gain or loss on the exchange of shares of your Fund solely for shares of the Asia Small Cap Fund pursuant to the reorganization; and

      o Your aggregate tax basis in shares of the Asia Small Cap Fund received by you in the reorganization should equal your aggregate tax basis in the shares of your Fund surrendered in exchange therefor, and your holding period for shares of the Asia Small Cap Fund received in the reorganization should include your holding period for the shares of your Fund surrendered in exchange therefor, provided that you hold such shares as capital assets at the effective time of the reorganization.

            However, it is possible that the Internal Revenue Service could successfully challenge the qualification of the reorganization as a tax-free reorganization. If the reorganization does not qualify as a tax-free reorganization:

      o Your Fund would be treated as if it had transferred all of its assets to the Asia Small Cap Fund in a taxable transaction in which all built-in gains and losses on the assets transferred would be recognized;

      o You would be deemed to have exchanged your shares of your Fund for shares of the Asia Small Cap Fund in a taxable transaction in which you would recognize a capital gain or loss equal to the difference between your adjusted tax basis in the shares surrendered and the fair market value of the shares of the Asia Small Cap Fund received; and

      o Your aggregate tax basis in shares of the Asia Small Cap Fund received by you in the reorganization would be equal to their fair market value on the date of the reorganization, and your holding period for shares of the Asia Small Cap Fund received by you in the reorganization would begin on the day after the day you receive such shares.

            In the event that the reorganization fails to qualify as a tax-free reorganization, the Adviser believes that your Fund's capital loss carryforwards would be sufficient to offset any net gain that would be recognized by your Fund.

            As of September 30, 2001, your Fund had capital loss carryforwards of $2,537,351. If the reorganization qualifies as a tax-free reorganization, the use of your Fund's capital loss carryforwards after the reorganization will be limited each year to an amount equal to the net asset value of your Fund immediately prior to the reorganization multiplied by the long-term tax-exempt rate in effect for the month in which the reorganization occurs (the rate for November 2001 is 4.85%). If the reorganization does not qualify as a tax-free reorganization, your Fund's capital loss carryforwards will not be available to offset capital gains of the Asia Small Cap Fund after the reorganization. Regardless of any limitation on the ability of the Asia Small Cap Fund to utilize your Fund's losses, the Asia Small Cap Fund had $89,932,816 of its own capital loss carryforwards as of September 30, 2001 that are available to offset capital gains realized after the reorganization.

            Assuming the reorganization qualifies as a tax-free reorganization, you will be required to retain in your records and file with your federal income tax return for the taxable year in which the reorganization takes place a statement setting forth all relevant facts in respect of the nonrecognition of gain or loss upon the exchange. The statement is required to include:

            o your tax basis in the shares surrendered in the reorganization; and

            o the fair market value of the shares of the Asia Small Cap Fund received in the reorganization as of the effective time of the reorganization.

            Your Fund may pay a dividend or distribute a taxable gain prior to the reorganization. You may be liable for taxes on those distributions.

            The foregoing discussion is intended only as a summary and does not purport to be a complete analysis or listing of all potential tax effects relevant to a decision whether to vote in favor of the reorganization.

      Conditions of the reorganization. Before the reorganization can occur, both your Fund and the Investec Asia Small Cap Fund must satisfy certain conditions. For example:

o Each Fund must receive an opinion of counsel stating, in effect, that the reorganization will qualify as a tax-free reorganization under the Code;

o Each Fund must receive an opinion of counsel describing the material federal income tax consequences of the reorganization.

o A majority of the shareholders voting at the Meeting in person or by proxy must approve the reorganization.

            Why We Want to Reorganize the Investec Asia New Economy Fund

      The Adviser believes that the reorganization will benefit both of the Funds. Among other things, the Adviser believes the reorganization will:

o Result in economies of scale. That is, the increased assets of two combined Funds could possibly reduce expenses over time by spreading fixed costs over a larger asset base.

o Going forward, eliminate duplicative efforts that separate funds may require, such as accounting services, resulting in more efficient operations of the Investec Asia Small Cap Fund.

o Provides a more stable base for management of your Fund because daily purchases and redemptions of shares should have a less significant impact on the size of the two combined Funds.

o Provide greater investment opportunities. That is, the increased assets of the two combined Funds will provide the manager with a wider range of choices among permitted investments than are currently available to the Funds separately.

            Considerations by the Board of Trustees

      On September 10, 2001, the Board of Trustees of the Trust, on behalf of both your Fund and the Investec Asia Small Cap Fund, unanimously approved the proposed Plan of Reorganization. The Trustees concluded that the reorganization:

o Was in the best interests of the shareholders of both your Fund and the Investec Asia Small Cap Fund; and

o Would not result in any dilution of the value of your investment or the investment of the shareholders of the Investec Asia Small Cap Fund.

      In approving the Plan of Reorganization, the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) (the "Independent Trustees"), considered that, among other things:

o The investment objective and policies of your Fund and those proposed for the Investec Asia Small Cap Fund are relatively similar (see comparison charts below); and

o Merging your Fund with the Investec Asia Small Cap Fund would result in the combined Fund having a larger asset base which, over time, may result in economies of scale and offer improved services to shareholders.

            Required Vote

      Approval of the Proposal requires approval of a majority of the outstanding shares of your Fund. Should the Plan of Reorganization not be approved, the Board of Trustees would determine what, if any, further action should be taken, including continuing to operate your Fund or liquidating it.

            Board Recommendation

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE "FOR" THE PROPOSAL

      PART 3 - MORE ON PROXY VOTING AND MEETING of SHAREHOLDERS

            Who Can Vote

      Only shareholders of record of the Fund at the close of business on the Record Date, November 5, 2001, may vote for the proposal at the Meeting. As of the Record Date, the Fund had 654,280.8 shares of beneficial interest issued and outstanding, each share being entitled to one vote.

            Information Concerning Outstanding Shares

      As of the Record Date, November 5, 2001, principal holders owning 5% or more of the outstanding shares of the Fund are set forth below:

--------------------------------------------------------------------------------
       Shareholder Name & Address             % held as of November 5, 2001
       --------------------------             ------------------------------
Charles Schwab & Co. Inc.                                32.60%
Special Custody Account for the
Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Monterey Street
San Francisco, CA 94104-4122

--------------------------------------------------------------------------------

      As of the Record Date, the Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of the Fund.

            Quorum Requirements

      At the Meeting, the presence in person or by proxy of shareholders of one-third of the outstanding shares entitled to vote at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that a quorum of shareholders is not present at the Meeting, the persons named as proxies shall have the power to adjourn the Meeting. Such meeting shall be reconvened without additional notice. In the event a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. If this should occur, we will vote proxies for or against a motion to adjourn in the same proportion to the votes received in favor or against the proposal.

      You may cast one vote for the proposal for each whole share that you own of the Fund. We count your fractional shares as fractional votes. If we receive your proxy before the Meeting date, we will vote your shares as you instruct the proxies. If you sign and return your proxy, but do not specify instructions, we will vote your shares in favor of the proposal. You may revoke your proxy at any time before the Meeting if you notify us in writing, or if you attend the Meeting in person and vote in person.

      If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business but will not be voted. For this reason, a broker "non-vote" and abstentions will have the affect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

            The Proxy Solicitation Process

      The Board of Trustees of the Trust is soliciting your proxy to vote on the matters described in this Combined Prospectus and Proxy Statement. We expect to solicit proxies primarily by mail, but representatives of the Fund, the Adviser, their affiliates or others may communicate with you by mail or by telephone or other electronic means to discuss your vote. Such individuals will receive no additional compensation from the Fund for soliciting your proxy vote. The costs of preparing and mailing proxy materials will be borne by the Adviser, and is estimated to be $2,930.
Proxy solicitations will be made primarily by mail, but may also be made by telephone, facsimile or personal interview conducted by certain officers or employees of the Fund or the Adviser. The Fund has also retained Georgeson Shareholder Communications Inc. ("GS") to assist with proxy solicitations, the cost of which (estimated to be $2,063) will also be borne by the Adviser. GS is responsible for soliciting individual shareholders, brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services.

      PLEASE TAKE A MOMENT NOW TO SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your signed proxy card after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, GS, reminding you to vote your shares.
proxies may be voted by telephone by calling GS at 888-899-2580 between the hours of 9:00 a.m. and 11:00 p.m. (EST) Monday-Friday or Saturday between the hours of 12:00 p.m. and 6:00 p.m. (EST) If you prefer, you can fax the proxy card to GS, Attn: Proxy Department, at 800-733-1885. We encourage you to vote by telephone or through the Internet (please refer to your proxy card for the appropriate website) in order to expedite the process. Whichever voting method you choose, please read the full text of the Proxy Statement before you vote.

      If you have any questions regarding the shareholder meeting, please feel free to call our proxy solicitors, GS, at 888-889-2580 who will be pleased to assist you.

      Other business. The Board of Trustees knows of no other business to be brought before the Meeting. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the named proxies will vote all proxies using their best judgment on such matters unless instructed to the contrary.

      Recommendation of the Board of Trustees. After carefully considering all of the issues involved, the Board of Trustees of the Trust has unanimously concluded that the proposal is in the best interests of shareholders. The Board of Trustees recommends that you vote to approve the Proposal.

      PART 4 - FUND INFORMATION

      The Trust is a business trust established under Delaware law. The operations of The Trust is governed by a Trust Instrument dated March 7, 1997.

      Each Fund is a separate series of the Trust and, as such, has similar rights under the Trust Instrument of the Trust and applicable Delaware law. You should be aware of the following features of the Funds:

o Shares of each Fund participate equally in dividends and other distributions attributable to that Fund, including any distributions in the event of a liquidation.

o     Each share of the Funds is entitled to one vote for all purposes.

o Shares of all series of the Trust vote for the election of Trustees and on any other matter that affects all series of the Trust in substantially the same manner, except as otherwise required by law.

o As to matters that affect each Fund differently, such as approval of an investment advisory agreement, shares of each series vote as a separate series.

o Delaware law does not require registered investment companies, such as the Trust or its series, to hold annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.

o Shareholders have available certain procedures for the removal of Trustees.

o The Trust indemnifies trustees and officers to the fullest extent permitted under federal and Delaware law.

      Financial Statements. Ernst & Young LLP, independent auditors of the Trust, has audited the financial statements for the year ended December 31, 2000 included in the Trust's Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information date April 26, 2001.

      PART 5 - FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

      This AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION ("Agreement") is made as of _______, 2001, between Investec Funds, a Delaware business trust (the "Trust"), on behalf of Investec Asia Small Cap Fund, a series of the Trust ("Acquiring Fund"), and the Trust, on behalf of, Investec Asia New Economy Fund a series of the Trust ("Target"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and the Trust is sometimes referred to herein as the "Investment Company.")

      All agreements, representations, and obligations described herein, made or to be taken or undertaken by either Fund, are made or shall be taken or undertaken by the Trust on the Fund's behalf.

      In accordance with the terms and conditions set forth in this Agreement, the parties desire that Target transfer substantially all its assets to Acquiring Fund in exchange solely for voting shares of beneficial interest of Acquiring Fund ("Acquiring Fund's Shares") and the assumption by Acquiring Fund of substantially all of Target's liabilities, and that Target distribute Acquiring Fund's Shares pro rata to the holders of shares of beneficial interest in Target ("Target's Shares") in liquidation of Target. All such transactions with respect to Target and Acquiring Fund are referred to herein collectively as the "Reorganization."

      It is intended by the parties hereto that the Reorganization constitute a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The parties hereto hereby adopt this Agreement as a "plan of reorganization" within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3(a).

      In consideration of the mutual promises herein, the parties covenant and agree as follows:

1.    PLAN OF REORGANIZATION AND LIQUIDATION OF TARGET

   1.1. At the Effective Time (as defined in paragraph 3.1), Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefore:

         (a) to issue and deliver to Target the number of full and fractional Acquiring Fund's Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) by the "NAV" (computed as set forth in paragraph 2.2) of Acquiring Fund's Shares; and

         (b) to assume Target's liabilities described in paragraph 1.3 ("Liabilities").

   1.2. Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time as defined in paragraph 3.1.

   1.3. Liabilities shall include (except as otherwise provided herein) all of Target's known liabilities, debts and obligations arising in the ordinary course of business reflected on the books of Target at the Effective Time, and any contingent liabilities, if any, as the Board of Trustees shall reasonably deem exist against Target at the Effective Time, for which contingent and other appropriate liability reserves shall be established on Target's books. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all of its known Liabilities prior to the Effective Time.

   1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.

   1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute Acquiring Fund's Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (collectively "Shareholders" and individually a "Shareholder"), in exchange for Target's Shares and in liquidation of Target. To accomplish this distribution, Acquiring Fund's transfer agent ("Transfer Agent") shall open accounts on Acquiring Fund's share transfer books in the Shareholders' names and transfer Acquiring Fund's Shares thereto. Each Shareholder's account shall be credited with the pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund's Shares due that Shareholder. All outstanding Target's Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing Acquiring Fund's Shares in connection with the Reorganization. However, certificates representing Target's Shares shall represent Acquiring Fund's Shares after the Reorganization.

   1.6. As soon as reasonably practicable after distribution of Acquiring Fund's Shares pursuant to paragraph 1.5, Target shall be terminated and any further actions shall be taken in connection therewith as required by applicable law. Target shall file such instruments and shall take all other steps necessary to effect a complete liquidation and dissolution of Target.

   1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

   1.8. Any transfer taxes payable upon issuance of Acquiring Fund's Shares in a name other than that of the registered holder on Target's books of Target's Shares exchanged therefor shall be paid by the person to whom Acquiring Fund's Shares are to be issued, as a condition of such transfer.

2.    VALUATION

   2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing as defined in paragraph 3.1 ("Valuation Time"), using the valuation procedures set forth in Target's then current prospectus and statement of additional information less (b) the amount of the Liabilities as of the Valuation Time.

   2.2. For purposes of paragraph 1.1(a), the NAV of Acquiring Fund's Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then current prospectus and statement of additional information.

   2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Investec Asset Management U.S. Limited.

3.    CLOSING AND EFFECTIVE TIME

   3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal offices, located at 1055 Washington Blvd., Stamford, CT 06901 on ____________, 2001, or at such other place and/or on such other date upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time upon which the parties may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the net value of Target and the NAV for Acquiring Fund is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

   3.2. Target shall deliver to the Trust at the Closing a schedule of its Assets as of the Effective Time, which shall set forth for all portfolio securities included therein their adjusted tax bases and holding periods by lot. Target's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

   3.3. The Transfer Agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the names of Target's Shareholders. The Trust shall issue and deliver a confirmation to Target evidencing Acquiring Fund's Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Target that Acquiring Fund's Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

   3.4. The Trust, on behalf of Target and Acquiring Fund, respectively, shall deliver at the Closing a certificate executed in its name by its President or a Vice President and dated as of the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct in all material respects at the Effective Time, with the same force and effect as if made at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement.

4.    REPRESENTATIONS AND WARRANTIES

   4.1.  Target represents and warrants as follows:

     4.1.1. At the Closing, Target will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

     4.1.2. Acquiring Fund's Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

     4.1.3. Target's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     4.1.4. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not (a) conflict with or violate Delaware law or any provision of the Trust's Trust Instrument or By-laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or
            (b) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as previously disclosed in writing to and accepted by the Trust;

     4.1.5. Except as otherwise disclosed in writing to and accepted by the Trust, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options and futures) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without Target incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or not taken by any other party thereto prior to the Closing;

     4.1.6. Except as otherwise disclosed in writing to and accepted by the Trust on behalf of Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target's knowledge) threatened against Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

     4.1.7. The execution, delivery, and performance of this Agreement has been duly authorized as of the date hereof by all necessary action on the part of the Trust's Board of Trustees on behalf of Target, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders and receipt of any necessary exemptive relief or no-action assurances requested from the Securities and Exchange Commission ("SEC") or its staff with respect to Sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

     4.1.8. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

     4.1.9. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Target, except for
            (a) a proxy statement ("Proxy Statement"), the information for which is included in a combined prospectus and proxy statement filed by Acquiring Fund with the SEC on Form N-14, (b) receipt of the exemptive relief or no-action assurances referenced in subparagraph 4.1.7, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

     4.1.10.On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. This provision shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by the Trust for use therein.

   4.2.  Acquiring Fund represents and warrants as follows:

     4.2.1. Acquiring Fund's Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and nonassessable by the Trust (except as disclosed in the Trust's then current prospectus and statement of additional information). Except as contemplated by this Agreement, Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

     4.2.2. Acquiring Fund's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     4.2.3. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby (a) will not conflict with or violate Delaware law or any provision of the Trust's Trust Instrument or By-laws or any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or (b) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by the Trust;

     4.2.4. Except as otherwise disclosed in writing to and accepted by the Trust on behalf of Target, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund's knowledge) threatened against the Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

     4.2.5. The execution, delivery, and performance of this Agreement has been duly authorized as of the date hereof by all necessary action on the part of the Trust's Board of Trustees on behalf of Acquiring Fund, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to receipt of any necessary exemptive relief or no-action assurances requested from the SEC or its staff with respect to Sections 17(a) and 17(d) of the 1940 Act, this

            Agreement will constitute a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

     4.2.6. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by the Trust, except for (a) the filing with the SEC of the Registration Statement and a post-effective amendment to the Trust's registration statement on Form N-14, (b) receipt of the exemptive relief or no-action assurances referenced in subparagraph 4.2.5, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

   4.3. The Trust, on behalf of each Fund, represents and warrants to the other as follows:

     4.3.1. The Trust is a business trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; and a copy of its Certificate of Trust is on file with the Secretary of the State of Delaware;

     4.3.2. The Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

     4.3.3. Each Fund is a duly established and designated series of the Trust.

5.    COVENANTS

   5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that (a) such ordinary course will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by each Fund's normal business activities and (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing, provided that Target shall not dispose of more than an insignificant portion of its historic business assets during such period without Acquiring Fund's prior consent.

   5.2. Target covenants to call a special meeting of shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

   5.3. Target covenants that Acquiring Fund's Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

   5.4. Target covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Target's Shares.

   5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to the Trust at the Closing.

   5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal securities laws.

   5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to (a) Acquiring Fund, title to and possession of all Target's Assets, and (b) Target, title to and possession of Acquiring Fund's Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

   5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws as it may deem appropriate in order to continue its operations after the Effective Time.

   5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.    CONDITIONS PRECEDENT

   6.1. Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all the obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

     6.1.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Trust's Board of Trustees on behalf of Target and Acquiring Fund and shall have been approved by Target's shareholders in accordance with applicable law.

     6.1.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under
            Section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under Section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain the same would not involve a risk of a material adverse effect on the assets or properties of the Fund.

     6.1.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

     6.1.4. Target shall have received an opinion of Kramer Levin
            Naftalis & Frankel LLP, counsel to the Trust ("Counsel"), substantially to the effect that:

         6.1.4.1. Acquiring Fund is a validly existing series of the Trust, a business trust duly formed and validly existing and in good standing under the laws of the State of Delaware with the power under its Trust Instrument to carry on its business and to own all of its properties and assets;

         6.1.4.2. This Agreement (a) has been duly authorized and executed by the Trust on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target, is a legal, valid and binding obligation of Acquiring Fund, enforceable against Acquiring Fund in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and remedies, as from time to time in effect, (ii) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality and reasonableness that may be applied by a court to the exercise of rights and remedies;

         6.1.4.3. Acquiring Fund's Shares to be issued and delivered to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized and validly issued and outstanding and fully paid and nonassessable (except as disclosed in the Trust's then current prospectus and statement of additional information);

         6.1.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not (a) materially violate the Trust's Trust Instrument or By-laws or any provision of any agreement to which the Trust (with respect to Acquiring Fund) is a party or by which it is bound or (b) to the knowledge of Counsel, result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree known to Counsel to which the Trust (with respect to Acquiring Fund) is a party or by which it (with respect to

                  Acquiring Fund) is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by the Trust;

         6.1.4.5. To the knowledge of Counsel, no consent, approval, authorization or order of any Delaware or Federal Court or governmental authority of the State of Delaware or the United States of America is required for the consummation by the Trust on behalf of Acquiring Fund, of the transactions contemplated by the Agreement, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act and under securities laws of states other than the State of Delaware;

         6.1.4.6. The Trust is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

         6.1.4.7. To the knowledge of Counsel, (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to the Trust (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and (b) the Trust (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by the Trust.

           In rendering such opinion, Counsel may (i) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, and other customary assumptions as the parties may agree, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization; and (v) rely on certificates of officers or trustees of the Trust, in each case reasonably acceptable to the Trust.

     6.1.5. Acquiring Fund shall have received an opinion of Counsel, substantially to the effect that:

         6.1.5.1. Target is a validly existing series of the Trust, a business trust duly organized and validly existing and in good standing under the laws of the State of Delaware with power under its Trust Instrument to own all of its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

         6.1.5.2. This Agreement (a) has been duly authorized and executed by the Trust on behalf of Target and (b) assuming due authorization, execution, and delivery of this Agreement by the Trust on behalf of Acquiring Fund, is a legal, valid and binding obligation of Target, enforceable against Target in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and remedies, as from time to time in effect, (ii) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality and reasonableness that may be applied by a court to the exercise of rights and remedies;

         6.1.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, (a) materially violate the Trust's Trust Instrument or By-laws or any provision of any agreement known to Counsel, to which the Trust (with respect to Target) is a party or by which it is bound or (b) to the knowledge of such counsel, result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree known to Counsel to which the Trust (with respect to Target) is a party or by which it (with respect to Target) is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by the Trust;

         6.1.5.4. To the knowledge of Counsel, no consent, approval, authorization or order of any Delaware or Federal Court or governmental authority of the State of Delaware or the United States of America is required for the consummation by the Trust on behalf of Target, of the transactions contemplated by the Agreement, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act and under securities laws of states other than the State of Delaware;

         6.1.5.5. The Trust is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

         6.1.5.6. To the knowledge of Counsel, (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to the Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) the Trust (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by the Trust.

           In rendering such opinion, Counsel may (i) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, and other customary assumptions as the parties may agree,
           (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization, and (v) rely on certificates of officers or trustees of Target; in each case reasonably acceptable to the Trust.

         6.1.6. The Trust, on behalf of Target and Acquiring Fund, shall have received an opinion of Counsel addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences of the Reorganization ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (and/or in separate letters addressed to Counsel) and each Fund's separate covenants. Each Fund agrees to make reasonable covenants and representations as to factual matters as of the Effective Time in connection with the rendering of such opinion.

   6.2. At any time before the Closing, either Fund may waive any of the foregoing conditions if, in the judgment of the Trust's Board of Trustees, such waiver will not have a material adverse effect on its shareholders' interests.

7.    BROKERAGE FEES AND EXPENSES

   7.1. The Trust, on behalf of each Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   7.2. Investec Asset Management U.S. Limited will be responsible for paying all expenses incurred in connection with the Reorganization.


8.    ENTIRE AGREEMENT; SURVIVAL

   8.1. Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.

9.    TERMINATION OF AGREEMENT

   9.1. This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's
         Shareholders:

     9.1.1. By either Fund (a) in the event of a material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before _____________, 2002; or

     9.1.2. By the parties' mutual agreement.

   9.2. In the event of termination under paragraphs 9.1.1(a), (b) or (c) or 9.1.2, there shall be no liability for damages on the part of either Fund affected by the termination, or the trustees or officers of the Trust, to the other Fund.

10.   AMENDMENT

   10.1. This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's Shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on such Shareholders' interests.

11.   MISCELLANEOUS

   11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

   11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

   11.3. The parties acknowledge that the Trust is a business trust. Notice is hereby given that this instrument is executed on behalf of the Trust's Trustees solely in their capacity as trustees, and not individually, and that the Trust's obligations under this instrument on behalf of each Fund are not binding on or enforceable against any of its trustees, officers, or shareholders, but are only binding on and enforceable against the respective Funds' assets and property. Each Fund agrees that, in asserting any rights or claims under this Agreement, it shall look only to the corresponding Fund's assets and property in settlement of such rights or claims and not to such Trustees or shareholders or to the assets of any other series of the Trust.

   11.4. The Trust agrees to indemnify and hold harmless each Trustee of the Trust at the time of the execution of this Agreement against expenses, including reasonable attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such Trustee in connection with any claim that is asserted against such trustee arising out of such person's service as a Trustee of the Trust, provided that such indemnification shall be limited to the full extent of the indemnification that is available to the Trustees of the Trust pursuant to the provisions of the Trust's Trust Instrument and applicable law.

   11.5 The Trust, on behalf of each Fund, hereby waives any conflict arising out of the representation of each Fund by Counsel.

      IN WITNESS WHEREOF, each party has caused this Agreement to be executed by its duly authorized officer.

ATTEST:                                  INVESTEC FUNDS, on behalf of the
                                         Investec Asia Small Cap Fund




By:  _________________________________   By:  ________________________________
      Eric M. Banhazl                          Royce N. Brennan
      Secretary                                President

ATTEST:                                  INVESTEC FUNDS, on behalf of the
                                         Investec Asia New Economy Fund




By:  _________________________________   By:  ________________________________
      Eric M. Banhazl                          Royce N. Brennan
      Secretary                                President

                                     Part B

                       STATEMENT OF ADDITIONAL INFORMATION
                                  _______, 2001

                          Acquisition of the Assets of
                                 INVESTEC FUNDS
                              Asia New Economy Fund


                    by and in exchange for all the shares of
                                 INVESTEC FUNDS
                               Asia Small Cap Fund



      This Statement of Additional Information dated __________, 2001, is not a prospectus, but should be read in conjunction with the Combined Proxy Statement and Prospectus dated ___________, 2001. This Statement of Additional Information is incorporated by reference in its entirety into the Combined Proxy Statement and Prospectus. Copies of the Combined Proxy Statement and Prospectus may be obtained by writing Investec Funds at 1055 Washington Blvd., 3rd Floor, Stamford, CT 06901 or by calling toll free 1-800-915-6565.



                                 TABLE OF CONTENTS

                                                                        Page
Statement of Additional Information of the Investec Asia Small Cap
Fund and Investec Asia New Economy Fund, both of which are series of
the Investec Funds, dated April 26, 2001.                                2

Financial Statements of Investec Asia Small Cap Fund and Investec
Asia New Economy Fund, dated December 31, 2000 and June 30, 2001.        2

    STATEMENT OF ADDITIONAL INFORMATION OF THE REGISTRANT AND OF THE COMPANY
                                 BEING ACQUIRED

      The Statement of Additional Information of the Investec Asia Small Cap Fund (the "Registrant") and the Investec Asia New Economy Fund (the "Company Being Acquired"), both of which are series of the Investec Funds, dated April 26, 2001, as filed with the Securities and Exchange Commission on April 26, 2001, pursuant to Rule 485(b) (File No. 33-75340) hereby is incorporated by reference. You may obtain a copy at no cost by writing Investec Funds at 1055 Washington Blvd., 3rd Floor, Stamford, CT 06901 or by calling toll free 1-800-915-6565.


    FINANCIAL STATEMENTS OF THE REGISTRANT AND OF THE COMPANY BEING ACQUIRED

      The audited and unaudited Financial Statements of the Investec Asia Small Cap Fund (the "Registrant") and the Investec Asia New Economy Fund (the "Company Being Acquired"), both of which are series of the Investec Funds, are incorporated by reference to the Annual Report and Semi-Annual Report of the Investec Funds (File No. 33-75340) dated December 31, 2000 and June 30, 2001, respectively. You may obtain copies at no cost by writing Investec Funds at 1055 Washington Blvd., 3rd Floor, Stamford, CT 06901 or by calling toll free 1-800-915-6565.

      The following unaudited pro forma financial information combines the Schedules of Portfolio Investments, the Statements of Assets and Liabilities, and the Statements of Operations, as of September 30, 2001, of the Investec Asia New Economy Fund and the Investec Asia Small Cap Fund to reflect the reorganization of the Investec Asia New Economy Fund into the Investec Asia Small Cap Fund. The pro forma financial information shows the expected effect of the reorganization transaction on the Investec Asia Small Cap Fund.

                       INVESTEC ASIA NEW ECONOMY FUND AND
                          INVESTEC ASIA SMALL CAP FUND
                  PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2001
                                  (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
  Shares                                                                          Value
------------------------------------------------------------------------------------------------------------------------------------
  Asia New     Asia Small                                                        Asia New     Asia Small
Economy Fund   Cap Fund     Pro Forma                                          Economy Fund    Cap Fund      Pro Forma    Pro Forma
(Historical)  (Historical)   Combined                                          (Historical)  (Historical)      Adjust     Combined
------------  ------------   --------                                          ------------  ------------    ---------    ---------
                                       Hong Kong
  40,000               -      40,000   China Mobile (Hong Kong) Ltd.*            $ 127,188     $      -    $         -    $ 127,188
       -       1,400,000   1,400,000   Chaoda Modern Agriculture
                                         (Holdings), Inc.*                               -      367,972              -      367,972
       -         510,000     510,000   China Pharmaceutical Enterprise *                 -          654              -          654
  81,000               -      81,000   China Unicom Ltd.*                           87,236            -              -       87,236
  20,000               -      20,000   Citic Pacific Ltd.                           37,695            -              -       37,695
  25,200         109,214     134,414   Dah Sing Financial Holdings                 112,115      485,893              -      598,008
       -         400,840     400,840   Esprit Holdings Ltd.                              -      380,309              -      380,309
       -         672,000     672,000   Giordano International Ltd.                       -      303,712       (303,712)           -
       -       1,100,000   1,100,000   Global Bio     -Chem Technology
                                         Group Co. Ltd.*                                 -      263,735       (263,735)           -
       -       5,200,000   5,200,000   Global Tech Holdings                              -      346,689       (346,689)           -
       -         577,777     577,777   Global Tech Holdings Wts.                         -        7,630         (7,630)           -
       -       2,000,000   2,000,000   Glorious Sun Enterprises Ltd.                     -      238,477              -      238,477
       -       1,342,400   1,342,400   HKR International Ltd.                            -      301,199       (301,199)           -
  17,200               -      17,200   HSBC Holdings Plc                           180,281            -              -      180,281
  33,000               -      33,000   Hutchison Whampoa                           245,400            -              -      245,400
       -         850,000     850,000   JCG Holdings Ltd.                                 -      460,446              -      460,446
  70,000               -      70,000   Johnson Electric Holdings                    63,722            -              -       63,722
       -         962,000     962,000   Kingboard Chemicals Holdings Ltd.*                -      428,611       (428,611)           -
       -          96,200      96,200   Kingboard Chemicals Holdings Ltd. Wts.*           -        2,960         (2,960)           -
  32,000               -      32,000   Li & Fung Ltd.                               30,361            -        (30,361)           -
       -         652,000     652,000   Nanjing Panda Electronics Co., Ltd.*              -      142,112       (142,112)           -
 373,142              -     373,142    Pacific Century CyberWorks Ltd.              91,856            -              -       91,856
       -         454,000     454,000   QPL International Holdings Ltd.*                  -       83,239        (83,239)           -
       -          90,800      90,800   QPL International Holdings Ltd. Wts.*             -        2,561         (2,561)           -
       -       1,000,000   1,000,000   Quality Healthcare Asia Ltd.*                     -       32,694        (32,694)           -
       -          54,000      54,000   Roadshow Holdings Ltd.                            -        9,831         (9,831)           -
       -         230,000     230,000   Shui On Construction                              -      134,175       (134,175)           -
       -       1,400,000   1,400,000   Texwinca Holdings Ltd.                            -      426,309              -      426,309
       -         560,000     560,000   Varitronix International Ltd.                     -      244,118       (244,118)           -
  35,000               -      35,000   Wharf Holdings Ltd.                          58,113            -        (58,113)           -
  17,000          70,000      87,000   Wing Hang Bank Ltd.                          53,183      218,988              -      272,171
                                                                                 1,087,150    4,882,314     (2,391,740)   3,577,724

                                       Malaysia
       -         300,000     300,000   Gamuda Berhad                                     -      331,579              -      331,579
       -         200,000     200,000   Hong Leong Bank                                   -      168,421              -      168,421
  13,000          84,000      84,000   Unisem (M) Berhad                            23,434      151,421              -      174,855
                                                                                    23,434      651,421              -      674,855
                                       Philippines
       -         700,000     700,000   Cosmos Bottling Corp.                             -       79,065              -       79,065

                                       Singapore
       -         380,000     380,000   Comfort Group Ltd.                                -      124,763              -      124,763
       -          71,800      71,800   Datacraft Asia Ltd.                               -      235,504              -      235,504
  17,890               -      17,890   DBS Group Holdings Ltd.                      97,726            -        (97,726)           -
       -         340,000     340,000   First Captial Corp.                               -      178,031       (178,031)           -
       -         220,000     220,000   Flextech Holdings Ltd.                            -       47,324              -       47,324
   9,000               -       9,000   Singapore Press Holdings                     80,496            -        (80,496)           -
   8,120               -       8,120   United Overseas Bank                         44,127            -              -       44,127
  14,000          52,000      66,000   Venture Manufacturing Ltd.                   69,344      257,564              -      326,908
                                                                                   291,693      843,186       (356,253)     778,626
                                       South Korea
       -           5,200       5,200   Cheil Communications, Inc.                        -      367,270       (367,270)           -
       -          37,750      37,750   Daeduck Electrnoics Co., Ltd.                     -      243,175              -      243,175
       -          28,000      28,000   Future Systems Inc.                               -      256,595       (256,595)           -
       -          11,000      11,000   Humax Co., Ltd.                                   -      160,276              -      160,276
  12,500               -      12,500   Kookmin Bank                                154,333            -              -      154,333
       -          77,800      77,800   Korea Circuit Co.                                 -      187,937       (187,937)           -
   3,907               -       3,907   Korea Telecom Corp.  ADR                     68,372            -        (68,372)           -
   1,830               -       1,830   Samsung Electronics GDR                     196,472            -              -      196,472
  22,000               -      22,000   Shinhan Financial Group Ltd.                166,687            -              -      166,687
       -           8,044       8,044   Shinsegae Department Stores                       -      567,522              -      567,522
     780               -         780   SK Telecom Co.                              124,417            -              -      124,417
   4,000               -       4,000   SK Telecom Co. Wts.                          72,120            -              -       72,120
       -           2,000      22,000   Uniwide Technologies, Inc.                        -       79,295              -       79,295
                                                                                   782,401    1,862,070       (880,174)   1,764,297
                                       Taiwan
   1,031               -       1,031   Acer, Inc.                                    1,423            -         (1,423)           -
                 179,400     179,400   Advantech Co. Ltd.                                -      332,704       (332,704)           -
  13,000          97,856     110,856   Ambit Microsystems Corp.                     42,002      316,168              -      358,170
  49,400               -      49,400   Asustek Computer GDR                        146,820            -              -      146,820
  29,400               -      29,400   Delta Electronic Industrial                  32,118            -        (32,118)           -
                  58,800      58,800   Faraday Technology Corp.*                         -      183,164       (183,164)           -
  24,400               -      24,400   Hon Hai Precision Industry                   77,068            -              -       77,068
  7,000                -       7,000   MediaTek, Inc.                               51,116            -              -       51,116
                  89,572      89,572   Procomp Informatics Co., Ltd.*                    -       94,737              -       94,737

                                       Taiwan - (Continued)
                 236,155     236,155   Prodisc International*                            -      203,924       (203,924)           -
  30,000         148,500     178,500   Realtek Semiconductor Corp.*                 81,715      404,491              -      486,206
  87,455               -      87,455   Siliconware Precision GDR*                   43,335            -              -       43,335
                  75,270      75,270   Stark Technology, Inc.*                           -      221,384       (221,384)           -
 119,280               -     119,280   Taiwan Semiconductor Manufacturing
                                         Co. Ltd.*                                 161,413            -              -      161,413
 117,150               -     117,150   United Microelectronics Corp.*               91,317            -              -       91,317
  12,000               -      12,000   Via Technologies, Inc.*                      29,731            -              -       29,731
                 306,944     306,944   Weltrend Semiconductor, Inc.*                     -      223,248              -      223,248
                 317,892     317,892   World Wiser Electronics, Inc.*                    -      155,676              -      155,676
                 299,223     299,223   Zyxel Communications Corp.*                       -      267,055              -      267,055
                                                                                   758,058    2,402,551       (974,717)   2,185,892
                                       Thailand
   8,000               -       8,000   Advanced Info Service (FB)                   85,611            -              -       85,611
       -         600,000     600,000   United Broadcasting Corp.*                                82,284        (82,284)           -
                                                                                    85,611       82,284        (82,284)      85,611

                                       Total Common Stocks
                                       (cost $ 4,886,373 and
                                       $16,342,338 respectively)                 3,028,347   10,802,891     (4,685,168)   9,146,070

                                       Total Investments in Securities
                                       (cost $ 4,886,373 and
                                       $16,342,338, respectively+)               3,028,347   10,802,891     (4,685,168)   9,146,070
                                       Other Assets less Liabilities               (69,346)     204,374               -     135,028
                                       Net Assets                              $ 2,959,001   11,007,265     (4,685,168) $ 9,281,098


                                       + Cost for Federal income tax
                                         purposes is the same.
                                       Net unrealized appreciation
                                         (depreciation) consists of:
                                       Gross unrealized appreciation                84,081  $ 1,296,168    $  (189,990) $ 1,190,259
                                       Gross unrealized depreciation            (1,942,107)  (6,835,615)     4,365,400   (4,412,322)
                                       Net unrealized depreciation              (1,858,026)  (5,539,447)   $ 4,175,410   (3,222,063)


*  Non-income producing security.
Adjustments represent securities to be sold in connection with the reorganization.

      See accompanying Notes to Pro Forma Combining Financial Statements.

                       INVESTEC ASIA NEW ECONOMY FUND AND
                          INVESTEC ASIA SMALL CAP FUND
             PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2001
                                   (UNAUDITED)

                                                                  Asia New          Asia Small
                                                                Economy Fund         Cap Fund         Pro Forma         Pro Forma
                                                                (Historical)       (Historical)         Adjust           Combined
                                                               --------------     --------------    --------------    -------------
ASSETS
Investments in securities, at cost (Note 2)                        $4,886,373       $16,342,338       ($8,860,578)      $12,368,133
                                                                =============     =============     =============     =============

Investments in securities, at value (Note 2)                       $3,028,347       $10,802,891       ($4,685,168)       $9,146,070
Cash                                                                   20,905           231,739                --           252,644
Receivables:
Fund shares sold                                                        1,000            20,000                --            21,000
Dividends and interest                                                  3,216             8,518                --            11,734
Due from advisor                                                          819               349                --             1,168
Prepaid expenses and other assets                                       5,479             3,239                --             8,718
                                                                -------------     -------------     -------------     -------------
Total assets                                                        3,059,766        11,066,736        (4,685,168)        9,441,334
                                                                -------------     -------------     -------------     -------------

LIABILITIES
Payables:
Securities purchased                                                   66,406                --                --            66,406
Unrealized loss on forward foreign currency contracts                      74                --                --                74
Due to Adviser (Note 2)                                                    --                --            62,777            62,777
Accrued expenses (Note 2)                                              32,437            56,873           (62,777)           26,533
Deferred trustees' compensation                                         1,848             2,598                --             4,446
                                                                -------------     -------------     -------------     -------------
Total liabilities                                                     100,765            59,471                --           160,236
                                                                -------------     -------------     -------------     -------------

NET ASSETS                                                         $2,959,001       $11,007,265       ($4,685,168)       $9,281,098
                                                                =============     =============     =============     =============

Number of shares issued and outstanding
(unlimited shares authorized no par value)                            628,591         2,442,071        (1,012,769)        2,057,893
                                                                =============     =============     =============     =============

Net asset value per share                                               $4.71             $4.51                               $4.51
                                                                =============     =============                       =============

COMPONENTS OF NET ASSETS
Paid-in capital                                                    $7,387,348      $107,356,586                $0      $114,743,934
Accumulated net investment income (loss)                               (6,930)           63,319                --            56,389
Accumulated net realized loss on investments                       (2,563,603)      (90,873,183)       (8,860,578)     (102,297,364)
Net unrealized appreciation (depreciation) on:                             --
Investments                                                        (1,858,026)       (5,539,447)        4,175,410        (3,222,063)
Foreign currency                                                          212               (10)               --               202
                                                                -------------     -------------     -------------     -------------
Net assets                                                         $2,959,001       $11,007,265       ($4,685,168)       $9,281,098
                                                                =============     =============     =============     =============


      See accompanying Notes to Pro Forma Combining Financial Statements.

                       INVESTEC ASIA NEW ECONOMY FUND AND
                          INVESTEC ASIA SMALL CAP FUND
                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
                               SEPTEMBER 30, 2001
                                   (UNAUDITED)

                                                                Asia New         Asia Small
                                                              Economy Fund       Cap Fund          Pro Forma         Pro Forma
                                                              (Historical)      (Historical)        Adjust            Combined
                                                             -------------     -------------     -------------    --------------
INVESTMENT INCOME
  Income
    Dividends +                                                   $63,020          $297,156                $0          $360,176
    Interest                                                        2,841             5,878                 -             8,719
                                                             -------------     -------------     -------------    --------------
      Total income                                                 65,861           303,034                 -           368,895
                                                             -------------     -------------     -------------    --------------

  Expenses
    Advisory fees                                                  36,763           121,068                 -           157,831
    Fund accounting fees (Note 2)                                  42,423            44,226           (42,423)           44,226
    Transfer agent fees                                            38,128            63,803                 -           101,931
    Custody fees                                                   10,095            18,909                 -            29,004
    Administration fees                                            14,850            30,267                 -            45,117
    Audit fees (Note 2)                                            20,354            22,825           (20,354)           22,825
    Registration expense                                           12,819            14,517                 -            27,336
    Reports to shareholders                                         3,720            20,769                 -            24,489
    Legal fees                                                      1,878             6,519                 -             8,397
    Trustee fees                                                    4,438             6,772                 -            11,210
    Insurance expense                                                 359             2,199                 -             2,558
    Interest expense                                                2,924            12,404                 -            15,328
    Miscellaneous                                                   2,395             3,223                 -             5,618
                                                             -------------     -------------     -------------    --------------
       Total expenses                                             191,146           367,501           (62,777)          495,870
       Less: fees waived and expenses absorbed (Note 2)          (118,355)         (127,786)           62,777          (183,364)
                                                             -------------     -------------     -------------    --------------
       Net expenses                                                72,791           239,715                 -           312,506
                                                             -------------     -------------     -------------    --------------
             Net investment income (loss)                          (6,930)           63,319                 -            56,389
                                                             -------------     -------------     -------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments (Note 2)                      (602,701)       (2,561,499)       (8,860,578)      (12,024,778)
  Net realized loss on foreign currency                           (12,489)          (37,880)                -           (50,369)
  Net unrealized appreciation (depreciation) on:
    Investments (Note 2)                                         (860,740)        1,421,249         4,175,410         4,735,919
    Foreign currency                                               (2,128)            1,002                 -            (1,126)
                                                             -------------     -------------     -------------    --------------
       Net realized and unrealized loss on investments         (1,478,058)       (1,177,128)       (4,685,168)       (7,340,354)
                                                             -------------     -------------     -------------    --------------
           Net decrease in net assets resulting
           from operations                                    ($1,484,988)      ($1,113,809)      ($4,685,168)      ($7,283,965)
                                                             =============     =============     =============    ==============


+ Net of foreign tax withheld of $12,226 for the Asia New Economy Fund and $30,939 for the Asia Small Cap Fund.


      See accompanying Notes to Pro Forma Combining Financial Statements.

INVESTEC FUNDS
NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENT



NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The pro forma combining financial statements and the accompanying pro forma schedules of investments give effect to the proposed Agreements and Plans of Reorganization pursuant to which the Investec Asia New Economy Fund (the "Acquired Fund") will transfer all of its assets and liabilities to the Investec Asia Small Cap Fund (the "Acquiring Fund"), respectively, in exchange for shares of the corresponding Acquiring Fund. The Investec Asia Small Cap Fund will be the legal and accounting survivor of the reorganizations. The pro forma statements should be read in conjunction with the historical financial statements of the Investec Asia New Economy Fund and the Investec Asia Small Cap Fund included in the Statement of Additional Information.

The costs of the reorganization will be borne by Investec Asset Management U.S. Limited (the "Adviser") and is estimated to be $19,183.

It is contemplated that the reorganizations will be accounted for as a tax-free reorganization of investment companies.

NOTE 2 -  PRO FORMA ADJUSTMENTS

Pro forma adjustments have been made to give effect to each of the following as if the reorganizations had occurred as of the beginning of each period presented:

   A - To eliminate Fund Accounting expenses for the Investec Asia New
       Economy Fund.
   B - To eliminate Audit expenses for the Investec Asia New Economy Fund. C - Adjust for securities to be sold in connection with reorganization.

                                INVESTEC FUNDS

                                    PART C
ITEM 15.    INDEMNIFICATION.

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A as filed April 26, 2001, accession number 0000922423-01-500074.

Item 16.   Exhibits:

(1)(a)     Certificate of Trust. (1)

(1)(b)     Amendment to Certificate of Trust dated September 8, 2000. (2)

(2)        Bylaws. (1)

(3)        Not Applicable.

(4)        Form of Agreement and Plan of Reorganization and Liquidation.

(5)(a)     Trust Instrument. (1)

(5)(b)     Amendment to Trust Instrument. (2)

(5)(c)     Schedule A to Trust Instrument as of June 28, 2000. (2)

(6) Investment Advisory Agreement between Registrant and Investec Asset Management U.S. Limited (formerly Guinness Flight Investment Management Limited). (3)

(7) General Distribution Agreement between Registrant and First Fund Distributors, Inc. (3)

(8)        Not Applicable.

(9) Amended Custodian Agreement between Registrant and Investors Bank & Trust Company. (3)

(10)(a)    Distribution and Service Plan. (3)

(10)(b) Form of Distribution Plan for a class of the Guinness Flight Wired(R) Index Fund. (4)
---------------
(1) Filed as an Exhibit to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed electronically on March 20, 1997, accession number 0000922423-96-000220 and incorporated herein by reference.

(2) Filed as an Exhibit to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A filed electronically on October 13, 2000, accession number 0000922423-96-500010 and incorporated herein by reference.

(3) Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A filed electronically on August 28, 1998, accession number 0000922423-98-000948 and incorporated herein by reference.

(4) Filed as an Exhibit to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A filed electronically on December 23, 1999, accession number 0000922423-99-001476 and incorporated herein by reference.

(10)(c)    Form of Rule 18f-3 Multi-Class Plan. (5)

(11)(a)    Consent of Counsel.

(11)(b)    Opinion of Counsel.

(12)       Form of Tax Opinion.

(13)       Not Applicable.

(14)       Consent of Ernst & Young LLP, Independent Auditors for the
           Registrant.

(15)       Not Applicable.

(16)       Powers of Attorney. (6)

(17)       Form of Proxy Card.

ITEM 17.    Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "Securities Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees that the opinion of counsel concerning the tax consequences of the transaction will be filed as part of a post-effective amendment to the registration statement

---------------
(5) Filed as an Exhibit to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A filed electronically on June 30, 2000, accession number 0000922423-00-000903 and incorporated herein by reference.

(6) Filed as an Exhibit to Registrant's Registration Statement on Form N-14 filed electronically on October 22, 2001, accession number
      0000922423-01-500921 and incorporated herein by reference.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 16th day of November, 2001.

                                    INVESTEC FUNDS


                                    By: /s/     Royce N. Brennan
                                       -----------------------------------
                                          Royce N. Brennan
                                          President

      Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on the 16th day ofof November, 2001.



Signature                       Title                      Date


/s/ Eric Banhazl                Treasurer                  November 16, 2001
-----------------------
Eric Banhazl

/s/ Dr. Gunter Dufey            Trustee                    November 16, 2001
-----------------------
*Dr. Gunter Dufey

/s/ J. I. Fordwood              Trustee                    November 16, 2001
-----------------------
*J. I. Fordwood

/s/ Timothy Guinness            Trustee                    November 16, 2001
-----------------------
*Timothy Guinness

/s/ Bret A. Herscher            Trustee                    November 16, 2001
-----------------------
*Bret A. Herscher

/s/ J. Brooks Reece, Jr.        Trustee                    November 16, 2001
-----------------------
*J. Brooks Reece, Jr.


*By: /s/ Susan Penry-Williams
     ---------------------------
        Susan Penry-Williams
        Attorney-in-Fact

                                EXHIBIT INDEX


EX-99.4       Form of Agreement and Plan of Reorganization and Liquidation.

EX-99.11(a)   Consent of Counsel.

EX-99.11(b)   Opinion of Counsel.

EX-99.12      Form of Tax Opinion.

EX-99.14      Consent of Ernst & Young LLP, Independent Auditors for the
              Registrant.

EX-99.17      Form of Proxy Card.